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                                                                    EXHIBIT 10.3


                                SECOND AMENDMENT
                                     TO THE
                                  MICROAGE, INC
                       1995 ASSOCIATE STOCK PURCHASE PLAN


         Effective March 15, 1995, the stockholders of MicroAge, Inc. (the "Company") approved the adoption of the MicroAge, Inc. 1995 Associate Stock Purchase Plan (the "Plan"). By the First Amendment to the Plan, the Company amended the Plan to make various technical changes. By this instrument, the Company desires to amend the Plan to provide that the "Purchase Date" for shares shall be the last business day of each Subscription Period rather than the fifth business day following the last day of each Subscription Period.

                  1. This Second Amendment shall amend only that Section specified herein and those Sections not amended hereby shall remain in full force and effect.

                  2. Section 2(i) of the Plan, which defines the term "Purchase Date," shall be amended and restated in its entirety as follows:

                           (i) "Purchase Date" means the last business day of each Subscription Period.

                  3. This Second Amendment shall be effective for Subscription Periods beginning on or after January 1, 1996.